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                                                                    Exhibit 10.8

               CONSOLIDATED COMMUNICATIONS ACQUISITION TEXAS, INC.
                              121 SOUTH 17TH STREET
                             MATTOON, IL 61938-3987

                                 April 14, 2004

Providence Equity Partners IV Inc.
50 Kennedy Plaza, 18th Floor
Providence, RI 02903

Applegate & Collatos, Inc.
One International Place, 29th Floor
Boston, MA 02110

Richard A. Lumpkin
P.O. Box 1234
Mattoon, IL 61938

Gentlemen:

      Reference is made to the Second Amended and Restated Homebase Acquisition, LLC Limited Liability Company Agreement dated as of January 15, 2004 (the "LLC Agreement") among Homebase Acquisition, LLC, a Delaware limited liability company ("Homebase"), and affiliates of each of you. Capitalized terms used herein without definition are used with the meanings ascribed thereto in the LLC Agreement.

      This letter sets forth our agreement that, in consideration of (i) you and your respective affiliates' unique knowledge and understanding of the RLEC industry in general and specifically of the business of TXU Communications Ventures Company ("TXU"), which is being acquired by a subsidiary of Homebase as contemplated by that certain Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of January 15, 2004, by and between Consolidated Communications Acquisition Texas, Inc. (formerly known as Homebase Acquisition Texas Corp.) ("CCAT"), and (ii) the consulting, advisory and other professional services that each of you and your respective affiliates expect to provide to CCAT and its direct and indirect subsidiaries following completion of the acquisition of TXU, CCAT agrees to pay a professional services fee of $3,000,000 (the "Services Fee") per calendar year in the aggregate (payable in four equal quarterly payments of $750,000 each) to you or your respective affiliates or designees, provided, however, that in no case shall the Services Fee be paid in cash unless the Consolidated EBITDA (as calculated in accordance with that certain Credit Agreement, dated as of the date hereof, by and among Homebase, Consolidated Communications Illinois Holdings, Inc., Consolidated Communications Texas Holdings, Inc., Consolidated Communications, Inc., CCAT, and the financial institutions listed on Schedule 2.01 thereto, and Citicorp North America, Inc., as administrative agent (as the same may be amended from time to time) or

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Richard A. Lumpkin
Providence Equity Partners, Inc.
Applegate & Collatos, Inc.
April 14, 2004
Page 2

corresponding term as defined in any replacement financing facility (the "Credit Agreement") exceeds $106,000,000 per calendar year as determined by the good faith calculations of the respective officers CCAT and Consolidated Communications, Inc. Each of you (or your respective affiliates) shall each receive one-third of such Services Fee. To the extent payment of the Services Fee in cash is restricted as provided above or by the terms of the Credit Agreement or any other debt instrument of Homebase or the Subsidiaries that has been approved by the Board, such Services Fee will be payable in the form of additional Class A Preferred Shares (issued at the rate of one Class A Preferred Share for each $1,000 of Services Fees not paid in cash). In addition, your (and your respective affiliates') rights to such Services Fees will terminate upon a public offering of equity securities of PUBCO, CCAT or any other Subsidiary.

               [END OF TEXT; THE NEXT PAGE IS THE SIGNATURE PAGE]

2004 Texas Services Fee Letter

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Richard A. Lumpkin
Providence Equity Partners, Inc.
Applegate & Collatos, Inc.
April 14, 2004
Page 3

      Please acknowledge your agreement to the foregoing by executing this letter where indicated below.

                                    Sincerely,

                                    CONSOLIDATED COMMUNICATIONS ACQUISITION
                                    TEXAS, INC.

                                    By: /s/ Robert J. Currey
                                        ---------------------------------------
                                        Robert J. Currey, President and Chief
                                        Executive Officer

AGREEMENT ACKNOWLEDGED:

PROVIDENCE EQUITY PARTNERS IV, INC.

By:  /s/ Mark A. Pelson
    -------------------------------
    Duly Authorized Agent

APPLEGATE & COLLATOS, INC.

By:  /s/ Kevin J. Maroni
    -------------------------------
    Duly Authorized Agent

RICHARD A. LUMPKIN

 /s/ Richard A. Lumpkin
------------------------

2004 Texas Services Fee Letter

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Richard A. Lumpkin
Providence Equity Partners, Inc.
Applegate & Collatos, Inc.
April 14, 2004
Page 4

      Homebase Acquisition, LLC hereby agrees to issue Class A Preferred Shares in satisfaction of unpaid Services Fees as described above.

                                    HOMEBASE ACQUISITION, LLC

                                    By:  /s/ Robert J. Currey
                                        ---------------------------------------
                                        Robert J. Currey, President and Chief
                                        Executive Officer

2004 Texas Services Fee Letter